                                                                    EXHIBIT 99.7


Account Numbers:
                -----------------

                -----------------


                              SILICON VALLEY BANK

                       DEPOSIT ACCOUNT CONTROL AGREEMENT


Customer:
         ----------------------
Creditor:
         ----------------------
Date:
     --------------------------


         This Deposit Account Control Agreement ("Agreement") is entered into as of the above date between Silicon Valley Bank ("Bank"), Creditor identified above ("Creditor"), and Customer identified above ("Customer").

        All parties agree as follows:

1. DEPOSIT ACCOUNT. Bank maintains one or more demand, time, savings, passbook, certificates of deposit or other similar accounts that are identified above in which Customer has an interest. The referenced account(s) is (are) subject to the Bank's Deposit Agreement Disclosure Statement, unless specifically altered by this Agreement. The parties acknowledge that the Deposit Account constitutes a "Deposit Account" within the meaning of Section 9102 of the Uniform Commercial Code of the State of California ("UCC") and Bank is a "Bank" within the meaning of Section 9102 of the UCC. The provisions of this Agreement constitute "Control" over the Deposit Account within the meaning of Section 9104 of the UCC.

2. SECURITY INTERESTS. Pursuant to a security agreement or similar agreement identified in Exhibit A hereto ("Security Agreement"), Customer has granted to Creditor a security interest in the above account(s) and in all funds now or later deposited into or held therein (collectively, the "Deposit Account"). Bank acknowledges the security interest in the Deposit Account granted by Customer to Creditor. With respect to Bank's rights pursuant to Section 6 of this Agreement, Customer has granted to Bank a security interest in the Deposit Account, or Bank has a lien under the UCC or other laws applicable to the Deposit Account. Creditor acknowledges the Bank's lien on the Deposit Account under the UCC or other laws applicable to the Deposit Account and/or the security interest in the Deposit Account granted by Customer to Bank. Customer hereby ratifies and confirms the security interests and/or liens it has granted in the Deposit Account to Bank and Creditor.

3. OTHER DEPOSIT CONTROL AGREEMENTS. Bank has entered into Deposit Account Control Agreements with the parties listed on Exhibit A attached hereto. Customer covenants and agrees that it will not enter into a deposit control agreement with any other party without Creditor's


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prior written consent. Bank agrees that it will not enter into a deposit control agreement with any other party with respect to the Deposit Account without Creditor's prior written consent

4. CUSTOMER'S RIGHTS IN DEPOSIT ACCOUNT. Until Bank receives a Notice of Exclusive Control (as described and set forth below), Customer will be entitled to draw items on and otherwise to withdraw or direct the disposition of funds from the Deposit Account. So long as this Agreement is in effect, Customer may not close the Deposit Account without Creditor's prior written consent. Bank may close Customer's Deposit Account in accordance with Bank's business practices and as required by applicable law. Customer will notify Creditor if Bank closes Customer's Deposit Account.

5. CREDITOR'S CONTROL OF DEPOSIT ACCOUNT. Except as permitted in section 6 of this Agreement, and except as required pursuant to the terms of any other deposit account control agreement executed by Customer and/or referenced in
Section 3 and Exhibit A to this Agreement, after Bank receives a Notice of Exclusive Control from Creditor and has had reasonable opportunity to comply with it, but no later than two Business Days ("Business Days" means days which Bank is open to the public for business and are measured in 24 hour increments) after the Notice of Exclusive Control has been validly given (in accordance with Section 13(B) below), Bank and Customer agree that Bank will comply with Creditor's instructions as to the withdrawal or disposition of any funds credited to the Deposit Account, and to any other matters relating to the Deposit Account, without Customer's further consent. Creditor agrees that it will not send a Notice of Exclusive Control unless it believes that it is entitled to exercise its rights as to the Deposit Account under the Security Agreement or any of the other documents executed in connection with the Security Agreement. The Notice of Exclusive Control must be in the form set forth in Exhibit B hereto and must be signed by an authorized representative of Creditor. Creditor's instructions may include the giving of stop payment orders for any items being presented to the Deposit Account for payment. Bank will be fully entitled to rely upon such instructions from Creditor even if such instructions are contrary to any instructions or demands given by Customer. Customer confirms that Bank should follow instructions from Creditor even if the result of following such instructions is that Bank dishonors items presented for payment from the Deposit Account. Customer further confirms that Bank will have no liability to Customer for wrongful dishonor of such items in following such instructions from Creditor. Bank shall have no duty to inquire or determine whether Customer's obligations to Creditor are in default, or whether the Creditor is entitled to send a Notice of Exclusive Control.

6. PRIORITIES OF SECURITY INTERESTS; RIGHTS RESERVED BY BANK. Creditor agrees that nothing herein subordinates or waives, and that Bank expressly reserves, any and/or all of Bank's present and future rights (whether described as rights of setoff, banker's liens, chargeback or otherwise, and whether available to Bank under the law or under any other agreement between Bank and Customer concerning the Deposit Account) with respect to (a) items deposited to the Deposit Account and returned unpaid, whether for insufficient funds or for any other reason; (b)overdrafts on the Deposit Account; (c) automated clearing house entries; (d) any provisional credits granted by Bank to the Deposit Account; (e) claims of breach of the Uniform Commercial Code's transfer or presentment warranties made against Bank in connection with items deposited to the Deposit Account; (f) Bank's usual and customary charges for services rendered in connection with the Deposit Account; or (g) any lien arising in connection with any loan or other


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credit relationship between Customer and Bank, which lien shall be subject to the provisions of the Subordination/Intercreditor Agreement identified in Exhibit A hereto. Creditor agrees that notwithstanding receipt of Creditor's Notice of Exclusive Control, subject to the terms and obligations in the Subordination/Intercreditor Agreement listed in Exhibit A, Bank may exercise Bank's rights and remedies in connection with any liens, security interests or claims it may have in or on the Deposit Account as described in this Section 6.

7. STATEMENTS. At Customer's expense, Bank will send copies of all statements for the Deposit Account to Creditor at Creditor's address set forth below Creditor's signature block at the end of this Agreement. Until this Agreement is terminated, Customer authorizes Bank to disclose to Creditor at Creditor's request any information concerning Customer's Deposit Account, including but not limited to the identity of any other party with which Customer and Bank have executed deposit control agreements or similar agreements.

8. RETURNED ITEMS. Bank will pay returned items by debiting the Deposit Account. If anytime after Creditor exercises exclusive control over the Deposit Account (a) funds are not available in the Deposit Account to cover the amount of any returned item, and (b) Customer fails to pay such amount within 15 Business Days of Bank's written demand therefor, then Creditor agrees that it will pay, within ten (10) Business Days of a written demand by Bank, any amounts owed for a returned item that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the corresponding returned item.

9. INDEMNITY AND HOLD HARMLESS OF BANK BY CUSTOMER. Customer hereby agrees to indemnify and hold harmless Bank, its affiliates and their respective directors, officers, agents and employees (each, an "Indemnified Person") against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a "Claim") asserted by Creditor or any other party (other than an Indemnified Person), including without limitation, any and all court costs and reasonable attorneys' fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any Claims arising as a result of Bank's adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from Bank's ceasing, based on this Agreement, to permit withdrawals of or from the Deposit Account or the funds in the Deposit Account or resulting from Bank's paying over or delivering all or any part of the Deposit Account or the funds in the Deposit Account pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims result from an Indemnified Person's gross negligence or willful misconduct. Customer will indemnify Creditor for any indemnity obligations Creditor owes to Bank under this Agreement.

10. INDEMNIFICATION AND HOLD HARMLESS OF BANK BY CREDITOR. Creditor hereby agrees to indemnify Indemnified Persons against any and all Claims asserted by Customer or any other party (other than an Indemnified Person), including, without limitation, any and all court costs and reasonable attorneys' fees, arising directly out of Bank's adherence or failure of adherence to Creditor's instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of Bank's ceasing, based on this Agreement, to permit withdrawals of or from the Deposit Account or the funds in the Deposit Account or resulting from Bank's paying over or delivering all or any part of the Deposit Account or the funds in the Deposit Account pursuant to Creditor's instructions in its Notice of Exclusive Control; provided, that no


                                       3
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Indemnified Person shall be entitled to be indemnified (a) to the extent that such Claim results from an Indemnified Person's gross negligence or willful misconduct; (b) for any special, indirect, consequential or punitive damages asserted by Customer if the waiver in Section 11 of this Agreement is enforceable; or (c) any Claim asserted against Bank for Bank's breach of the Subordination/Intercreditor Agreement identified in Exhibit A. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person's performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of an Indemnified Person which constitute gross negligence or willful misconduct.

11. WAIVER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, CUSTOMER WAIVES AND AGREES THAT IT SHALL NOT SEEK FROM BANK OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORT), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

12. AMENDMENTS. This Agreement and all exhibits attached hereto may be amended only by a written agreement, signed by Bank, Creditor, and Customer.

13.      NOTICES.

(A) Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given (a) when received if delivered personally (whether by messenger, hand delivery or otherwise), overnight delivery or sent by facsimile to the recipient to the address or facsimile number set forth below the signature of the applicable party hereto, or (b) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses to which notices or other communications are to be given (including a Notice of Exclusive Control pursuant to subsection (B) below) may be changed from time to time by notice served as provided herein.

(B) A Notice of Exclusive Control shall be in writing, must be in the form set forth in Exhibit B hereto, must be delivered to the address listed below Bank's signature block at the end of this Agreement, must be delivered to Bank via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by Bank (Bank agrees that it will use its good faith effort to acknowledge receipt of such facsimile). Creditor acknowledges that Bank may not be able to respond to a Notice of Exclusive Control pursuant to Section 5 above, and Creditor agrees that Bank will not be held liable for any failure to respond to a Notice of Exclusive Control, if the Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 13 or to the address listed below Bank's signature block at the end of this Agreement.

14. INTEGRATION PROVISION. Except for the Subordination/Intercreditor Agreement identified in Exhibit A, this Agreement constitutes the entire agreement among Bank, Customer and


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Creditor with respect to Creditor's control over the Deposit Account and matters related thereto, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

15. COUNTERPARTS. This Agreement may be signed in counterparts that, when signed by all parties, shall constitute one agreement.

16. RELATIONSHIP OF THE PARTIES. Nothing in this Agreement shall create any agency or fiduciary relationship between Customer, Creditor and Bank.

17. GOVERNING LAW AND JURISDICTION. The parties hereto agree that this Agreement shall be governed exclusively under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

18. JURY TRIAL WAIVER. CUSTOMER, CREDITOR, AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

19. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. However, Customer may not assign this Agreement without the prior written consent of the Creditor and Bank. Creditor may not assign this Agreement without the prior written consent of Bank. Bank may not assign this Agreement without 30 days prior written notice to the other parties.

20. ATTORNEYS' FEES, COSTS AND EXPENSES. In any action or proceeding between Bank and any other party to this agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

21. TERMINATION; SURVIVAL. Creditor may terminate this Agreement by giving Bank and Customer written notice of termination; provided that, by giving such notice, Creditor acknowledges that it will thereby be confirming that, as of the termination date, it will no longer have a perfected security interest in the Deposit Account via control pursuant to this Deposit Account Control Agreement, although Creditor may continue to have a perfected security interest in the Deposit Account by other means. Bank may terminate this Agreement by giving Creditor and Customer 30 days' prior written notice of termination. Customer may only terminate this Agreement with the written consent of Creditor; provided that, by giving such notice with Creditor's written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Deposit Account via control pursuant to this Deposit Account Control Agreement, although Creditor may continue to have a perfected security interest in the Deposit Account by other means. Subject to the foregoing, this Agreement automatically terminates when the Deposit Account closes or when Creditor notifies Bank that all obligations owed to Creditor have been paid in full and Creditor has terminated its security interest in the Deposit Account. Sections 9, 10, 11, 17, 18 and 20 shall survive the termination of this Agreement.




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BANK:                      SILICON VALLEY BANK


                           By
                             --------------------------------------------------
                           Title:
                                    Deposit Control Department

                           Address for Notices:

                           Silicon Valley Bank
                           Deposit Control Department
                           3003 Tasman Drive
                           Mail Sort HG225
                           Santa Clara, CA 95054
                           Telephone: 408-654-5512/408-654-3039/408-654-3099
                           Facsimile: 408-654-6389


CUSTOMER                                                                      ,
                           --------------------------------------------------
                           a __________ corporation


                           By
                             --------------------------------------------------
                           Name:
                           Title:

                           Address for Notices:


                           ----------------------------------------------------


                           ----------------------------------------------------


                           Telephone:
                           Facsimile:


CREDITOR:                                                                     ,
                           --------------------------------------------------
                           a __________ Corporation


                           By
                             --------------------------------------------------
                           Name:
                           Title:

                           Address for Notices:


                           ----------------------------------------------------


                           ----------------------------------------------------


                           Telephone:
                           Facsimile:

                              SILICON VALLEY BANK
                       DEPOSIT ACCOUNT CONTROL AGREEMENT
                                   EXHIBIT A


1.       "SECURITY AGREEMENT":




2. DEPOSIT ACCOUNT CONTROL AGREEMENTS PREVIOUSLY EXECUTED BY SILICON VALLEY BANK WITH OTHER PARTIES ASSERTING AN INTEREST IN THE DEPOSIT
         ACCOUNT:




3. SUBORDINATION/INTERCREDITOR AGREEMENT(S) EXECUTED BY SILICON VALLEY BANK AND CREDITOR:

                              SILICON VALLEY BANK
                       DEPOSIT ACCOUNT CONTROL AGREEMENT
                                   EXHIBIT B
                          NOTICE OF EXCLUSIVE CONTROL


To:      Silicon Valley Bank ("Bank")
From:    ______________________("Creditor")
Re:      ______________________("Customer")
Date:    ______________________

Pursuant to the Deposit Account Control Agreement dated ___________ ("Agreement") entered among Bank, Customer and Creditor, Creditor hereby notifies Bank of Creditor's exercise of Creditor's rights under the Agreement and directs Bank to cease complying with instructions or any directions originated by Customer or its agents. Creditor hereby certifies that it is entitled to exercise its rights under the Agreement, that Creditor has a right to all or part of the funds in the Deposit Account (as defined in the Agreement), and agrees to specify the amount of the funds in the Deposit Account so due Creditor.

Creditor understands and agrees that Bank shall have no duty or obligation whatsoever of any kind or character to determine the validity of Creditor's exercise of its rights under the Agreement or the certification above, to determine if Bank is obligated to take further instructions from Customer, or to determine whether Creditor has a right to all or part of the funds in the Deposit Account. Creditor hereby agrees to indemnify and hold harmless Bank, its affiliates, and their respective directors, officers, employees and agents pursuant to the terms of Section 10 of the Agreement.

Creditor agrees that, upon receipt of Creditor's Notice of Exclusive Control, Bank may exercise Bank's rights and remedies as permitted under Sections 5 and 6 of the Agreement and under any applicable laws, and may need to comply with obligations pursuant to the deposit account control agreements set forth in Exhibit A of the Agreement.

Creditor hereby certifies that the person executing this Notice of Exclusive Control is an officer, representative or agent of Creditor authorized to act on the behalf of Creditor and to make the representations and agreements contained in this Notice of Exclusive Control.


CREDITOR:
                                    -------------------------------------------
                                    By
                                      -----------------------------------------
                                    Title:


ACKNOWLEDGED BY:                    SILICON VALLEY BANK
(for facsimile only)
                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:
                                    Date:
                                    Time:


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